                                                                    Exhibit 10.7

BANK OF AMERICA
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                                                          AMENDMENT TO DOCUMENTS

                   AMENDMENT NO. 2 TO BUSINESS LOAN AGREEMENT

        This Amendment No. 2 (the "Amendment") dated as of
_______________________, ____, is between Bank of America, N.A. (the "Bank"), formerly Bank of America NT & SA, and Calavo Growers of California (the "Borrower").

                                    RECITALS

        A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 20, 1999, as previously amended (the "Agreement").

        B.      The Bank and the Borrower desire to further amend the Agreement.

                                    AGREEMENT

        1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2.      AMENDMENTS. The Agreement is hereby amended as follows:

                2.1 In Paragraph 7.6(e) of the Agreement, the amount "TWENTY SIX MILLION FIVE HUNDRED THOUSAND DOLLARS ($26,500,000)" is substituted for the amount "TWENTY THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($23,500,000)."

        3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

        4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA, N.A.                    Calavo Growers of California

x     /s/ Eduardo Ordorica               x   /s/   EGIDIO CARBONE
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By: Eduardo Ordorica                     By:  Egidio Carbone
    Assistant Vice President                  Vice President


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